Trade Receivables as Restated	12 Months Ended
Dec. 31, 2021
Trade And Other Receivables [Abstract]
Trade Receivables as Restated

16. TRADE RECEIVABLES (AS RESTATED)

	December 31, 2021	December 31, 2020
	US$’000	US$’000
Trade receivables	50,410	75,000

The Group’s trading terms with its customers are mainly on credit. The credit period is 45 to 60 days. The Group seeks to maintain strict control over its outstanding receivables and overdue balances are reviewed regularly by management. Trade receivables are non-interest-bearing. The Group has concentration of credit risk as US$50.0 million (or 99.2%) and US$75.0 million (or 100%), respectively, of trade receivables were due from one single customer, Janssen, under a license and collaboration agreement as at December 31, 2021 and 2020. As at December 31, 2021, the remaining US$0.4 million of trade receivables were about royalties due from Nanjing Probio Biotech Co., Ltd. (note 32).

As at December 31, 2021 and 2020, the expected credit loss is insignificant.